UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported): August 9, 2010

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 East 1700 South, Provo, Utah	84606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 342-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this report contains forward-looking statements.  Nature’s Sunshine may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass Nature’s Sunshine’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report are made as of the date hereof and are based on information available to the Company as of such date. Nature’s Sunshine assumes no obligation to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: further reviews of the Company’s financial statements by the Company and its Audit Committee; modification of the Company’s accounting practices; the outcome of the various inquiries, requests for documents and proceedings by government agencies; foreign business risks; industry cyclicality; fluctuations in customer demand and order pattern; changes in pricing and general economic conditions; as well as other risks detailed in the Company’s previous filings with the SEC.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 11, 2010, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing the resignation of Candace K. Weir from its Board of Directors and the appointment of Robert Mercer in her stead. Ms. Weir provided notice of her resignation to the Board of Directors on August 9, 2010, effective immediately.  Ms. Weir was originally appointed to the Board in 2009 as a Class II director. She was later elected by the Company’s shareholders to the same position during the 2009 Annual Meeting. Ms. Weir also served on both the Audit and Nominations Committees of the Board.

On August 11, 2010, Mr. Mercer was appointed as a director.  We expect Mr. Mercer to serve as a Class II director until the next shareholders’ meeting at which Class II directors are elected and until his respective successor shall be duly elected and qualified.  Mr. Mercer will also serve as a member of the Audit Committee.

Prior to Mr. Mercer’s retirement in February 2009, he served as Vice President Dealer Operations for Mazda North America.  Having spent 33 years in law and business, Mr. Mercer previously served as Vice President, General Counsel and Secretary for Mazda North America, a position he also held with Volvo North America for approximately 20 years.  While at Mazda, Mr. Mercer was a member of its Executive and Audit Committees, and was also responsible for Internal Audit.  He has been elected to several corporate and charitable boards and currently serves as a member of the Board of Visitors of Duke Medicine, and as President and a Board of Director member of the Orange County, California Chapter of Juvenile Diabetes Research Foundation.  Mr. Mercer received his B.A. from Duke University, and his J.D. from the University of Maryland School of Law.

Item 9.01              Financial Statements and Exhibits

(d)           The following documents are filed as exhibits to this report:

Item No.	Exhibit
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated August 11, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2010	NATURE’S SUNSHINE PRODUCTS, INC.

	By:	/s/ Stephen M. Bunker
Stephen M. Bunker
Vice President, Chief Financial Officer, and
Treasurer